UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09347

Columbia Funds Master Investment Trust, LLC
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

February 28, 2013

Columbia International Value Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia International Value Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia International Value Fund

Table of Contents

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Columbia International Value Master Portfolio	29
Portfolio of Investments	30
Financial Statements	34
Financial Highlights	37
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	43
Trustees and Officers	44
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia International Value Fund

Performance Overview

Performance Summary

>  Columbia International Value Fund (the Fund) Class A shares returned 1.56% excluding sales charges for the 12-month period that ended February 28, 2013.

>  The Fund's benchmark, the MSCI EAFE Value Index (Net), returned 9.68% for the same 12-month period.

>  The Fund had more exposure than the benchmark to Brazil and less exposure to Australia and the financials sector, which generally accounted for its underperformance versus the benchmark during the period. Additionally, stock selection within the commercial banks and pharmaceuticals industries had a negative effect and represented a drag on relative performance.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	12/27/95
Excluding sales charges		1.56	-2.37	9.19
Including sales charges		-4.27	-3.52	8.54
Class B	05/22/98
Excluding sales charges		0.84	-3.07	8.38
Including sales charges		-4.04	-3.38	8.38
Class C	06/15/98
Excluding sales charges		0.85	-3.10	8.37
Including sales charges		-0.13	-3.10	8.37
Class I*	09/27/10	2.00	-2.90	8.89
Class R*	09/27/10	1.39	-2.65	8.87
Class R4*	11/08/12	1.65	-2.35	9.19
Class R5*	11/08/12	1.64	-2.36	9.19
Class Z	12/27/95	1.86	-2.12	9.46
MSCI EAFE Value Index (Net)		9.68	-1.84	9.58

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI Europe, Australasia, Far East (EAFE) Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia International Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia International Value Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 1.56% excluding sales charges. The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 9.68% for the same period. International stock markets closed broadly higher during the 12-month period, despite continued concerns about the viability of the euro zone. Growing optimism over improving global economic conditions outside developed Europe helped fuel equity market gains worldwide. During the period, the Fund's overweight in Brazil and significant underweight allocations to Australia and to the financials sector accounted for the majority of the underperformance versus the benchmark. Additionally, stock selection within the commercial banks and pharmaceuticals industries had a negative effect and represented a drag on relative performance. It is important to note that the Fund's bottom-up, fundamental approach to security selection remains the key driver of country, sector and industry allocations.

Portfolio Activity

During the fiscal year, holdings in the financials, telecommunications services and information technology sectors detracted from relative performance. These included Banco Santander Brasil, Telecom Italia and France Telecom, as well as Japan's Fujifilm and TDK Corp.

From a country perspective, holdings in Brazil had the greatest negative impact on returns, led by electric utilities firm Eletrobras, energy company Petrobras and telecommunications firm TIM Participacoes.

The Fund's holdings in the materials, consumer discretionary and consumer staples sectors aided relative performance. Mexico-based Cemex, one of the world's largest materials suppliers and cement producers, Japanese automaker Toyota and France's Carrefour, a multinational retailer, all delivered solid returns for the year.

Research Drove Portfolio Changes

Driven by its pursuit to invest in attractively valued companies and to sell their shares at prices estimated to be close to their true worth, security-specific buying and selling shifted the Fund's sector weights during the period. Sales included shares of Switzerland-based chemicals company Akzo Nobel, France-based communications equipment company Alcatel-Lucent and Germany's Deutsche Bank, AG. The Fund added positions in Banco Santander Brasil, Brazil's third largest full service private sector bank; Germany's automaker Daimler AG and France's GDF Suez, the world's largest utility company by market capitalization.

Looking Ahead

Although the Fund delivered positive returns, it was a challenging period relative to its benchmark. However, we continue to believe that the Fund is well positioned for the period ahead, and we remain firmly committed to the value investing philosophy.

Portfolio Management

Brandes Investment Partners, L.P.

Brent Woods, CFA

Amelia Maccoun Morris, CFA

Jeffery Germain, CFA

Luiz Sauerbronn

Shingo Omura, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013

Columbia International Value Fund

Manager Discussion of Fund Performance (continued)

Top Ten Holdings (%) (at February 28, 2013)
CRH PLC (Ireland)	3.1
GDF Suez (France)	3.1
Total SA (France)	3.1
BP PLC (United Kingdom)	3.0
Nippon Telegraph & Telephone Corp. (Japan)	2.9
Carrefour SA (France)	2.8
TE Connectivity Ltd. (Switzerland)	2.7
Swiss Re AG (Switzerland)	2.4
AstraZeneca PLC (United Kingdom)	2.2
Daiichi Sankyo Co., Ltd. (Japan)	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled Master Portfolio's "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	98.8
Brazil	5.8
France	14.0
Germany	3.2
Ireland	3.1
Italy	5.9
Japan	27.1
Mexico	2.1
Netherlands	5.9
Russian Federation	1.6
South Korea	1.6
Spain	1.0
Sweden	1.9
Switzerland	6.7
United Kingdom	18.3
United States	0.6
Money Market Funds	1.2
Total	100.0

Percentages indicated are based upon total investments. The Master Portfolio's portfolio composition is subject to change.

Annual Report 2013

Columbia International Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,082.80		1,017.55	7.54		7.30	1.46
Class B	1,000.00	1,000.00	1,079.30		1,013.84	11.39		11.03	2.21
Class C	1,000.00	1,000.00	1,078.60		1,013.84	11.39		11.03	2.21
Class I	1,000.00	1,000.00	1,085.30		1,019.49	5.53		5.36	1.07
Class R	1,000.00	1,000.00	1,082.30		1,016.31	8.83		8.55	1.71
Class R4	1,000.00	1,000.00	1,086.40	*	1,018.79	3.84	*	6.06	1.21	*
Class R5	1,000.00	1,000.00	1,086.40	*	1,019.39	3.46	*	5.46	1.09	*
Class Z	1,000.00	1,000.00	1,084.90		1,018.79	6.25		6.06	1.21

*For the period November 8, 2012 through February 28, 2013. Class R4 and Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Columbia International Value Fund

Portfolio of Investments

February 28, 2013

Investment Company 100.2%

Value ($)
Investment in Columbia Funds Master Investment Trust LLC, Columbia International Value Master Portfolio(a)	651,082,560
Total Investments	651,082,560
Other Assets & Liabilities, Net	(1,102,326)
Net Assets	649,980,234

Notes to Portfolio of Investments:

(a)  The financial statements of Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia International Value Fund's financial statements.

Columbia International Value Fund Invests only in Columbia International Value Master Portfolio (the Master Portfolio). At February 28, 2013, Columbia International Value Fund owned 91.0% of the Master Portfolio. Columbia International Value Master Portfolio was invested in the following industries at February 28, 2013.

Summary of Investments in Securities by Industry (%) (at February 28, 2013)
Automobiles	4.3
Capital Markets	1.7
Commercial Banks	8.5
Commercial Services & Supplies	1.2
Communications Equipment	1.8
Computers & Peripherals	0.6
Construction Materials	4.2
Diversified Telecommunication Services	10.3
Electric Utilities	0.5
Electronic Equipment, Instruments & Components	4.7
Food & Staples Retailing	9.0
Food Products	1.7
Insurance	7.7
Media	1.6
Metals & Mining	1.6
Multiline Retail	2.0
Multi-Utilities	3.0
Office Electronics	1.9
Oil, Gas & Consumable Fuels	11.3
Pharmaceuticals	14.0
Semiconductors & Semiconductor Equipment	0.9
Specialty Retail	1.2
Wireless Telecommunication Services	4.1
Money Market Funds	1.2
Total	99.0

Percentages indicated are based upon the Master Portfolio's net assets. The Master Portfolio's portfolio composition is subject to change.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Columbia International Value Master Portfolio (identified cost $731,564,934)	$651,082,560
Receivable from Master Portfolio	51,645
Receivable for:
Capital shares sold	1,181,791
Expense reimbursement due from Investment Manager	3,370
Prepaid expenses	3,094
Total assets	652,322,460
Liabilities
Disbursements in excess of cash	51,645
Payable for:
Capital shares purchased	1,942,035
Distribution and/or service fees	1,896
Transfer agent fees	166,139
Administration fees	3,039
Compensation of board members	33,664
Other expenses	143,808
Total liabilities	2,342,226
Net assets applicable to outstanding capital stock	$649,980,234
Represented by
Paid-in capital	$1,262,314,736
Excess of distributions over net investment income	(4,672,914)
Accumulated net realized loss	(527,179,214)
Unrealized appreciation (depreciation) on:
Investments	(80,482,374)
Total — representing net assets applicable to outstanding capital stock	$649,980,234

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$168,944,194
Shares outstanding	13,147,454
Net asset value per share	$12.85
Maximum offering price per share(a)	$13.63
Class B
Net assets	$518,061
Shares outstanding	41,810
Net asset value per share	$12.39
Class C
Net assets	$26,193,245
Shares outstanding	2,121,000
Net asset value per share	$12.35
Class I
Net assets	$2,239
Shares outstanding	179
Net asset value per share(b)	$12.48
Class R
Net assets	$97,988
Shares outstanding	7,616
Net asset value per share	$12.87
Class R4
Net assets	$2,618
Shares outstanding	200
Net asset value per share(b)	$13.10
Class R5
Net assets	$695,878
Shares outstanding	53,142
Net asset value per share	$13.09
Class Z
Net assets	$453,526,011
Shares outstanding	34,925,529
Net asset value per share	$12.99

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income allocated from Master Portfolio:
Dividends — unaffiliated issuers	$50,156,442
Dividends — affiliated issuers	18,772
Interest	71,816
Income from securities lending — net	1,216,040
Foreign taxes withheld	(5,194,049)
Expenses allocated from Master Portfolio(a)	(9,214,434)
Line of credit interest expense allocated from Master Portfolio	(11,031)
Total income	37,043,556
Expenses:
Distribution and/or service fees
Class A	481,054
Class B	6,286
Class C	290,049
Class R	251
Transfer agent fees
Class A	384,165
Class B	1,254
Class C	57,906
Class R	103
Class R4(b)	1
Class R5(b)	10
Class Z	1,589,441
Administration fees	1,734,302
Compensation of board members	2,788
Printing and postage fees	297,198
Registration fees	184,633
Professional fees	8,217
Other	3,997
Total expenses	5,041,655
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,437,231)
Expense reductions	(1,120)
Total net expenses	3,603,304
Net investment income	33,440,252
Realized and unrealized gain (loss) — net
Net realized gain (loss) allocated from Master Portfolio on:
Investments	(136,747,530)
Foreign currency translations	178,746
Net realized loss	(136,568,784)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolio on:
Investments	116,298,605
Net change in unrealized appreciation (depreciation)	116,298,605
Net realized and unrealized loss	(20,270,179)
Net increase in net assets resulting from operations	$13,170,073

(a) Net expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfolio's investment management fees, administration fees, compensation of board members, custodian fees and other expenses.

(b) For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013(a)	Year Ended February 29, 2012
Operations
Net investment income	$33,440,252	$40,306,342
Net realized loss allocated from Master Portfolio	(136,568,784)	(101,422,275)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolio	116,298,605	(107,890,152)
Net increase (decrease) in net assets resulting from operations	13,170,073	(169,006,085)
Distributions to shareholders
Net investment income
Class A	(6,459,913)	(8,774,790)
Class B	(16,623)	(27,711)
Class C	(822,662)	(1,145,212)
Class I	(92)	(33,455)
Class R	(3,062)	(82)
Class R4	(93)	—
Class R5	(95)	—
Class Z	(29,203,054)	(36,299,996)
Tax return of capital
Class A	(222,193)	—
Class B	(572)	—
Class C	(28,296)	—
Class I	(3)	—
Class R	(105)	—
Class R4	(3)	—
Class R5	(3)	—
Class Z	(1,004,458)	—
Total distributions to shareholders	(37,761,227)	(46,281,246)
Increase (decrease) in net assets from capital stock activity	(511,679,724)	(337,926,958)
Proceeds from regulatory settlements (Note 5)	—	81,090
Total decrease in net assets	(536,270,878)	(553,133,199)
Net assets at beginning of year	1,186,251,112	1,739,384,311
Net assets at end of year	$649,980,234	$1,186,251,112
Excess of distributions over net investment income	$(4,672,914)	$(2,445,137)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	2,747,144	34,280,047	3,807,023	51,147,403
Distributions reinvested	355,352	4,458,659	500,111	6,030,999
Redemptions	(7,141,317)	(89,527,344)	(11,441,576)	(156,058,831)
Net decrease	(4,038,821)	(50,788,638)	(7,134,442)	(98,880,429)
Class B shares
Subscriptions	3,954	46,229	15,890	209,769
Distributions reinvested	1,199	14,561	1,770	20,511
Redemptions(b)	(26,993)	(324,804)	(52,388)	(673,782)
Net decrease	(21,840)	(264,014)	(34,728)	(443,502)
Class C shares
Subscriptions	116,197	1,393,386	249,459	3,293,863
Distributions reinvested	48,183	583,499	65,034	752,044
Redemptions	(805,033)	(9,611,764)	(1,521,712)	(19,861,019)
Net decrease	(640,653)	(7,634,879)	(1,207,219)	(15,815,112)
Class I shares
Subscriptions	—	—	29,397	431,921
Distributions reinvested	—	—	2,341	33,356
Redemptions	—	—	(2,291,500)	(33,085,036)
Net decrease	—	—	(2,259,762)	(32,619,759)
Class R shares
Subscriptions	7,905	98,959	411	4,831
Distributions reinvested	245	3,086	—	—
Redemptions	(1,126)	(13,522)	—	—
Net increase	7,024	88,523	411	4,831
Class R4 shares
Subscriptions	200	2,500	—	—
Net increase	200	2,500	—	—
Class R5 shares
Subscriptions	53,142	719,869	—	—
Net increase	53,142	719,869	—	—
Class Z shares
Subscriptions	16,323,796	204,554,101	20,014,598	273,478,830
Distributions reinvested	2,021,034	25,616,171	2,074,910	25,186,240
Redemptions	(53,114,547)	(683,973,357)	(36,032,727)	(488,838,057)
Net decrease	(34,769,717)	(453,803,085)	(13,943,219)	(190,172,987)
Total net decrease	(39,410,665)	(511,679,724)	(24,578,959)	(337,926,958)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.14		$15.12		$13.48		$9.40		$18.95
Income from investment operations:
Net investment income	0.39		0.39		0.22		0.33	(a)	0.52
Net realized and unrealized gain (loss)	(0.20)		(1.88)		1.81		3.96		(7.83)
Total from investment operations	0.19		(1.49)		2.03		4.29		(7.31)
Less distributions to shareholders:
Net investment income	(0.46)		(0.49)		(0.39)		(0.21)		(0.53)
Net realized gains	—		—		—		—		(1.70)
Tax return of capital	(0.02)		—		—		—		(0.01)
Total distributions to shareholders	(0.48)		(0.49)		(0.39)		(0.21)		(2.24)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$12.85		$13.14		$15.12		$13.48		$9.40
Total return	1.56%		(9.51%)		15.47%		45.57%		(42.59%)
Ratios to average net assets(c)
Total gross expenses	1.57	%(d)	1.53	%(d)	1.48	%(d)	1.42	%(d)	1.38	%(d)
Total net expenses(e)	1.43	%(d)(f)	1.41	%(d)(f)	1.48	%(d)(f)	1.42	%(d)(f)	1.38	%(d)(f)
Net investment income	3.09%		2.87%		1.61%		2.56%		3.31%
Supplemental data
Net assets, end of period (in thousands)	$168,944		$225,747		$367,847		$380,578		$241,097

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(b)  Rounds to zero.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.68		$14.61		$13.02		$9.09		$18.39
Income from investment operations:
Net investment income	0.29		0.27		0.21		0.24	(a)	0.37
Net realized and unrealized gain (loss)	(0.19)		(1.81)		1.67		3.82		(7.53)
Total from investment operations	0.10		(1.54)		1.88		4.06		(7.16)
Less distributions to shareholders:
Net investment income	(0.38)		(0.39)		(0.29)		(0.13)		(0.43)
Net realized gains	—		—		—		—		(1.70)
Tax return of capital	(0.01)		—		—		—		(0.01)
Total distributions to shareholders	(0.39)		(0.39)		(0.29)		(0.13)		(2.14)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$12.39		$12.68		$14.61		$13.02		$9.09
Total return	0.84%		(10.28%)		14.75%		44.61%		(43.01%)
Ratios to average net assets(c)
Total gross expenses	2.32	%(d)	2.27	%(d)	2.23	%(d)	2.17	%(d)	2.13	%(d)
Total net expenses(e)	2.18	%(d)(f)	2.16	%(d)(f)	2.23	%(d)(f)	2.17	%(d)(f)	2.13	%(d)(f)
Net investment income	2.41%		2.05%		1.62%		1.95%		2.43%
Supplemental data
Net assets, end of period (in thousands)	$518		$807		$1,437		$8,476		$18,743

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(b)  Rounds to zero.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.64		$14.56		$12.99		$9.08		$18.37
Income from investment operations:
Net investment income	0.28		0.27		0.12		0.22	(a)	0.34
Net realized and unrealized gain (loss)	(0.18)		(1.80)		1.74		3.82		(7.49)
Total from investment operations	0.10		(1.53)		1.86		4.04		(7.15)
Less distributions to shareholders:
Net investment income	(0.38)		(0.39)		(0.29)		(0.13)		(0.43)
Net realized gains	—		—		—		—		(1.70)
Tax return of capital	(0.01)		—		—		—		(0.01)
Total distributions to shareholders	(0.39)		(0.39)		(0.29)		(0.13)		(2.14)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$12.35		$12.64		$14.56		$12.99		$9.08
Total return	0.85%		(10.24%)		14.62%		44.44%		(43.00%)
Ratios to average net assets(c)
Total gross expenses	2.32	%(d)	2.28	%(d)	2.23	%(d)	2.17	%(d)	2.13	%(d)
Total net expenses(e)	2.18	%(d)(f)	2.16	%(d)(f)	2.23	%(d)(f)	2.17	%(d)(f)	2.13	%(d)(f)
Net investment income	2.35%		2.10%		0.89%		1.81%		2.28%
Supplemental data
Net assets, end of period (in thousands)	$26,193		$34,910		$57,793		$63,914		$49,750

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(b)  Rounds to zero.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013		Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$12.77		$15.27		$13.93
Income from investment operations:
Net investment income (loss)	0.40		0.70		(0.00	)(b)
Net realized and unrealized gain (loss)	(0.16)		(2.65)		1.67
Total from investment operations	0.24		(1.95)		1.67
Less distributions to shareholders:
Net investment income	(0.51)		(0.55)		(0.33)
Tax return of capital	(0.02)		—		—
Total distributions to shareholders	(0.53)		(0.55)		(0.33)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)
Net asset value, end of period	$12.48		$12.77		$15.27
Total return	2.00%		(12.47%)		12.22%
Ratios to average net assets(c)
Total gross expenses	1.13	%(d)	1.06	%(d)	1.07	%(d)(e)
Total net expenses(f)	1.04	%(d)	1.06	%(d)(g)	1.07	%(d)(e)(g)
Net investment income (loss)	3.31%		4.77%		(0.05	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$2		$2		$34,506

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Financial Highlights (continued)

Class R	Year Ended February 28, 2013		Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$13.15		$15.15		$13.78
Income from investment operations:
Net investment income	0.15		0.25		0.02
Net realized and unrealized gain (loss)	0.02	(b)	(1.79)		1.60
Total from investment operations	0.17		(1.54)		1.62
Less distributions to shareholders:
Net investment income	(0.44)		(0.46)		(0.25)
Tax return of capital	(0.01)		—		—
Total distributions to shareholders	(0.45)		(0.46)		(0.25)
Proceeds from regulatory settlements	—		0.00	(c)	0.00	(c)
Net asset value, end of period	$12.87		$13.15		$15.15
Total return	1.39%		(9.90%)		11.92%
Ratios to average net assets(d)
Total gross expenses	1.85	%(e)	1.86	%(e)	1.77	%(e)(f)
Total net expenses(g)	1.70	%(e)(h)	1.64	%(e)(h)	1.77	%(e)(f)(h)
Net investment income	1.16%		1.94%		0.40	%(f)
Supplemental data
Net assets, end of period (in thousands)	$98		$8		$3

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Financial Highlights (continued)

Class R4	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$12.51
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	1.05	(b)
Total from investment operations	1.07
Less distributions to shareholders:
Net investment income	(0.46)
Tax return of capital	(0.02)
Total distributions to shareholders	(0.48)
Net asset value, end of period	$13.10
Total return	8.64%
Ratios to average net assets(c)
Total gross expenses	1.31	%(d)(e)
Total net expenses(f)	1.21	%(d)(e)
Net investment income	0.59	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Financial Highlights (continued)

Class R5	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$12.51
Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain	1.00	(b)
Total from investment operations	1.07
Less distributions to shareholders:
Net investment income	(0.47)
Tax return of capital	(0.02)
Total distributions to shareholders	(0.49)
Net asset value, end of period	$13.09
Total return	8.64%
Ratios to average net assets(c)
Total gross expenses	1.28	%(d)(e)
Total net expenses(f)	1.09	%(d)(e)
Net investment income	1.88	%(d)
Supplemental data
Net assets, end of period (in thousands)	$696

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.27		$15.28		$13.62		$9.49		$19.10
Income from investment operations:
Net investment income	0.42		0.42		0.26		0.36	(a)	0.50
Net realized and unrealized gain (loss)	(0.19)		(1.90)		1.83		4.01		(7.83)
Total from investment operations	0.23		(1.48)		2.09		4.37		(7.33)
Less distributions to shareholders:
Net investment income	(0.49)		(0.53)		(0.43)		(0.24)		(0.57)
Net realized gains	—		—		—		—		(1.70)
Tax return of capital	(0.02)		—		—		—		(0.01)
Total distributions to shareholders	(0.51)		(0.53)		(0.43)		(0.24)		(2.28)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$12.99		$13.27		$15.28		$13.62		$9.49
Total return	1.86%		(9.35%)		15.74%		45.94%		(42.41%)
Ratios to average net assets(c)
Total gross expenses	1.32	%(d)	1.27	%(d)	1.23	%(d)	1.17	%(d)	1.13	%(d)
Total net expenses(e)	1.18	%(d)(f)	1.16	%(d)(f)	1.23	%(d)(f)	1.17	%(d)(f)	1.13	%(d)(f)
Net investment income	3.35%		3.09%		1.85%		2.76%		3.20%
Supplemental data
Net assets, end of period (in thousands)	$453,526		$924,777		$1,277,799		$1,187,812		$844,122

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(b)  Rounds to zero.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia International Value Fund (the Feeder Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

The value of the Feeder Fund's investment in Columbia International Value Master Portfolio (the Master Portfolio) included in the Statement of Assets and Liabilities reflects the Feeder Fund's proportionate amount of beneficial interest in the net assets of the Master Portfolio, which is equal to 91.0% at February 28, 2013. The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund that is managed by Columbia Management Investment Advisers, LLC (the Investment Manager), not registered under the 1940 Act, and whose financial statements are not presented here, also invests in the Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Feeder Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Feeder Fund no longer accepts investments by new or existing investors in the Feeder Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Feeder Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Feeder Fund in the preparation of its financial statements.

Security Valuation

The Feeder Fund invests all or substantially all of its assets in the Master Portfolio, an open-end management investment company having the same investment objectives as the Feeder Fund. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Feeder Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such

Annual Report 2013

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2013

fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Expenses

General expenses of the Trust are allocated to the Feeder Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Feeder Fund are charged to the Feeder Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Feeder Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

The Feeder Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Feeder Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Feeder Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Feeder Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Feeder Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Feeder Fund level, based on statutory rates. The Feeder Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Feeder Fund. In addition, certain of the Feeder Fund's contracts with its service providers contain general indemnification clauses. The Feeder Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Feeder Fund cannot be determined, and the Feeder Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2013

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2013

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The Feeder Fund indirectly pays for investment management and subadvisory services and a portion of the administrative services through its investment in the Master Portfolio (see Notes to Financial Statements of the Master Portfolio).

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Feeder Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.17% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Feeder Fund or the Board of Trustees (the Board), including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Feeder Fund and Board expenses is facilitated by a company providing limited administrative services to the Feeder Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $2,762.

Compensation of Board Members

Board members are compensated for their services to the Feeder Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Feeder Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Feeder Fund's liability for these amounts is adjusted for market value changes and remains in the Feeder Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Feeder Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Feeder Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Feeder Fund that is a percentage of the average aggregate value of the Feeder Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Feeder Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2013, the Feeder Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4	0.17	*
Class R5	0.02	*
Class Z	0.20

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Feeder Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $1,120.

Distribution and Service Fees

The Feeder Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Feeder Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Feeder Fund.

Annual Report 2013

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2013

These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Feeder Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Feeder Fund. The Plans also required the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Feeder Fund and the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Feeder Fund shares were $66,038 for Class A, $486 for Class B and $884 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Feeder Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Feeder Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.46%
Class B	2.21
Class C	2.21
Class I	1.07
Class R	1.71
Class R4*	1.21
Class R5*	1.12
Class Z	1.21

*Annnual rate is contractual from November 8, 2012 (the commencement of operations of each share class) through November 8, 2013.

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Feeder Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Feeder Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.37%
Class B	2.12
Class C	2.12
Class I	0.97
Class R	1.62
Class Z	1.12

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Feeder Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, passive foreign investment company (PFIC) holdings and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Feeder Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$837,565
Accumulated net realized loss	(964,352)
Paid-in capital	126,787

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2013

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2013

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012
Ordinary income	$36,505,594	$46,281,246
Tax return of capital	1,255,633	—
Total	$37,761,227	$46,281,246

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	—
Undistributed accumulated long-term gain	—
Unrealized depreciation	N/A*

*See the Master Portfolio notes to financial statements for tax basis information.

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	185,725,377
2019	68,376,538
Unlimited long-term	171,398,112
Total	425,500,027

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2013, the Feeder Fund will elect to treat late year ordinary losses of $2,206,883 and post-October capital losses of $98,895,321 as arising on March 1, 2013.

Management of the Feeder Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Feeder Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Regulatory Settlements

During the year ended February 29, 2012, the Feeder Fund received $81,090 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Feeder Fund's portion of the proceeds from the settlement (the Feeder Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 6. Shareholder Concentration

At February 28, 2013, three unaffiliated shareholder accounts owned 55.8% of the outstanding shares of the Feeder Fund. The Feeder Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Feeder Fund.

Note 7. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota

Annual Report 2013

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2013

Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia International Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2013

Annual Report 2013

Columbia International Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	76.21%
Foreign Taxes Paid	$2,220,842
Foreign Source Income	$32,418,866

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2013

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio Annual Report

February 28, 2013

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

Columbia International Value Master Portfolio

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.8%

Issuer	Shares	Value ($)
Brazil 5.7%
Banco Santander Brasil SA, ADR	1,038,900	7,594,359
Centrais Eletricas Brasileiras SA, ADR	1,096,040	3,825,180
Petroleo Brasileiro SA, ADR	733,143	12,265,482
Telefonica Brasil SA, ADR	294,756	7,769,768
Tim Participacoes SA, ADR	439,070	9,554,163
Total		41,008,952
France 13.9%
Carrefour SA	724,092	19,693,793
France Telecom SA	1,255,470	12,108,949
GDF Suez	1,134,818	21,421,032
Natixis	1,287,146	5,326,019
Renault SA	84,100	5,312,264
Sanofi	150,686	14,230,458
Total SA	428,981	21,417,176
Total		99,509,691
Germany 3.1%
Daimler AG, Registered Shares	179,327	10,652,221
Deutsche Telekom AG, Registered Shares	1,103,100	11,821,358
Total		22,473,579
Ireland 3.1%
CRH PLC	1,007,198	21,850,508
Italy 5.9%
ENI SpA	667,087	15,182,745
Intesa Sanpaolo SpA	6,061,838	9,760,120
Italcementi SpA, Savings Shares	890,500	2,629,191
Telecom Italia SpA, Savings Shares	22,133,310	14,313,005
Total		41,885,061
Japan 26.9%
Astellas Pharma, Inc.	212,200	11,462,571
Canon, Inc.	374,400	13,549,299
Dai Nippon Printing Co., Ltd.	966,000	8,489,982
Daiichi Sankyo Co., Ltd.	852,600	15,248,924
FUJIFILM Holdings Corp.	432,305	8,299,063
Mitsubishi UFJ Financial Group, Inc.	1,729,931	9,588,019
MS&AD Insurance Group Holdings, Inc.	452,100	9,349,526
Nippon Telegraph & Telephone Corp.	446,100	20,383,511

Common Stocks (continued)

Issuer	Shares	Value ($)
NKSJ Holdings, Inc.	359,750	7,608,338
Ono Pharmaceutical Co., Ltd.	182,500	9,685,086
Rohm Co., Ltd.	191,400	6,789,780
Seven & I Holdings Co., Ltd.	237,200	6,923,405
Sumitomo Mitsui Financial Group, Inc.	209,742	8,370,612
Sumitomo Mitsui Trust Holdings, Inc.	1,436,000	5,574,221
Taisho Pharmaceutical Holdings Co., Ltd.	100,999	6,956,272
Takeda Pharmaceutical Co., Ltd.	237,700	12,285,770
TDK Corp.	185,000	6,378,667
Tokio Marine Holdings, Inc.	386,800	10,904,166
Toyota Motor Corp.	283,900	14,580,986
Total		192,428,198
Mexico 2.1%
America Movil SAB de CV, Class L, ADR	443,600	9,266,804
Cemex SAB de CV, ADR(a)	524,695	5,635,224
Total		14,902,028
Netherlands 5.8%
Aegon NV	1,833,373	10,913,431
Koninklijke Ahold NV	1,016,432	14,585,706
Unilever NV-CVA	314,449	12,194,767
Wolters Kluwer NV	198,500	3,946,107
Total		41,640,011
Russian Federation 1.5%
Lukoil OAO, ADR	171,900	11,091,848
South Korea 1.6%
POSCO	34,205	11,140,176
Spain 1.0%
Telefonica SA	554,896	7,242,696
Sweden 1.8%
Telefonaktiebolaget LM Ericsson, Class B	1,081,068	13,142,105
Switzerland 6.7%
Swiss Re AG	205,800	16,461,231
TE Connectivity Ltd.	464,643	18,646,124
UBS AG, Registered Shares	791,630	12,508,000
Total		47,615,355

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Master Portfolio

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
United Kingdom 18.1%
AstraZeneca PLC	346,885	15,729,558
Barclays PLC	1,501,007	6,964,549
BP PLC	3,102,300	20,802,556
GlaxoSmithKline PLC	665,648	14,668,725
HSBC Holdings PLC	689,939	7,641,539
ITV PLC	3,904,676	7,333,528
J Sainsbury PLC	1,694,829	8,868,900
Kingfisher PLC	2,063,100	8,642,658
Marks & Spencer Group PLC	2,540,880	14,265,453
Vodafone Group PLC	4,205,890	10,549,199
Wm Morrison Supermarkets PLC	3,598,665	14,149,120
Total		129,615,785

Common Stocks (continued)

Issuer	Shares	Value ($)
United States 0.6%
Seagate Technology PLC	140,900	4,531,344
Total Common Stocks (Cost: $784,598,651)		700,077,337
Money Market Funds 1.2%
Columbia Short-Term Cash Fund, 0.128%(b)(c)	8,630,043	8,630,043
Total Money Market Funds (Cost: $8,630,043)		8,630,043
Total Investments (Cost: $793,228,694)		708,707,380
Other Assets & Liabilities, Net		6,884,452
Net Assets		715,591,832

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	47,968,082	512,203,264	(551,541,303)	—	8,630,043	20,397	8,630,043

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Master Portfolio

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Master Portfolio

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	64,733,217	—	64,733,217
Consumer Staples	—	76,415,691	—	76,415,691
Energy	23,357,330	57,402,477	—	80,759,807
Financials	7,594,359	120,969,771	—	128,564,130
Health Care	—	100,267,364	—	100,267,364
Industrials	—	8,489,982	—	8,489,982
Information Technology	23,177,468	48,158,914	—	71,336,382
Materials	5,635,224	35,619,875	—	41,255,099
Telecommunication Services	26,590,735	76,418,718	—	103,009,453
Utilities	3,825,180	21,421,032	—	25,246,212
Total Equity Securities	90,180,296	609,897,041	—	700,077,337
Other
Money Market Funds	8,630,043	—	—	8,630,043
Total Other	8,630,043	—	—	8,630,043
Total	98,810,339	609,897,041	—	708,707,380

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Master Portfolio

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $784,598,651)	$700,077,337
Affiliated issuers (identified cost $8,630,043)	8,630,043
Total investments (identified cost $793,228,694)	708,707,380
Foreign currency (identified cost $6)	6
Receivable from feeder funds	7,995
Receivable for:
Dividends	6,563,850
Reclaims	500,833
Prepaid expenses	773
Total assets	715,780,837
Liabilities
Payable to feeder funds	51,645
Payable for:
Investment management fees	16,404
Administration fees	982
Compensation of board members	59,515
Expense reimbursement due to Investment Manager	54
Other expenses	60,405
Total liabilities	189,005
Net assets applicable to outstanding capital stock	$715,591,832

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Master Portfolio

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$54,489,821
Dividends — affiliated issuers	20,397
Interest	77,853
Income from securities lending — net	1,318,414
Foreign taxes withheld	(5,638,727)
Total income	50,267,758
Expenses:
Investment management fees	9,074,397
Administration fees	555,578
Compensation of board members	20,942
Custodian fees	135,264
Professional fees	30,638
Line of credit interest expense	12,065
Other	358,649
Total expenses	10,187,533
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(151,300)
Total net expenses	10,036,233
Net investment income	40,231,525
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(155,058,993)
Foreign currency translations	81,985
Net realized loss	(154,977,008)
Net change in unrealized appreciation (depreciation) on:
Investments	133,135,078
Foreign currency translations	(43,868)
Net change in unrealized appreciation (depreciation)	133,091,210
Net realized and unrealized loss	(21,885,798)
Net increase in net assets resulting from operations	$18,345,727

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Master Portfolio

Statement of Changes in Net Assets

	Year Ended February 28, 2013	Year Ended February 29, 2012
Operations
Net investment income	$40,231,525	$50,576,529
Net realized loss	(154,977,008)	(114,304,604)
Net change in unrealized appreciation (depreciation)	133,091,210	(120,829,715)
Net increase (decrease) in net assets resulting from operations	18,345,727	(184,557,790)
Contributions and withdrawals
Contributions	95,990,171	278,469,573
Withdrawals	(689,416,929)	(781,643,335)
Net contributions (withdrawals)	(593,426,758)	(503,173,762)
Total decrease in net assets	(575,081,031)	(687,731,552)
Net assets at beginning of year	1,290,672,863	1,978,404,415
Net assets at end of year	$715,591,832	$1,290,672,863

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Master Portfolio

Financial Highlights

The following table shows certain financial information for evaluating the Portfolio's results. Total returns are not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
	2013		2012		2011		2010		2009
Total return	2.14%		(9.07%)		16.11%		46.24%		(42.12%)
Ratios to average net assets(a)(b)
Total gross expenses	0.91	%(c)	0.88	%(c)	0.86	%(c)	0.87	%(c)	0.84	%(c)
Total net expenses(d)	0.90	%(c)	0.88	%(c)	0.86	%(c)(e)	0.87	%(c)(e)	0.84	%(c)(e)
Net investment income	3.61%		3.41%		2.21%		3.08%		3.58%
Supplemental data
Portfolio turnover	13%		16%		7%		22%		5%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Master Portfolio bears directly, the Master Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia International Value Master Portfolio

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the Master Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Information presented in these financial statements pertains to Columbia International Value Master Portfolio (the Master Portfolio).

The following investors were invested in the Master Portfolio at February 28, 2013:

Columbia International Value Fund (the Feeder Fund)	91.0%
Columbia Management Private Funds VII, LLC — International Value Fund	9.0

The Master Portfolio serves as a master portfolio for the Columbia International Value Fund which operates as a feeder fund in a master/feeder structure.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains (losses) of the Master Portfolio.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Annual Report 2013

Columbia International Value Master Portfolio

Notes to Financial Statements (continued)

February 28, 2013

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Master Portfolio still owns the applicable securities on the payment date. If the Master Portfolio no longer owns the applicable securities, the proceeds are recorded as realized gains.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Foreign Taxes

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Master Portfolio level, based on statutory rates. The Master Portfolio accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Guarantees and Indemnifications

Under the Master Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Master Trust or its Master Portfolio. In addition, certain of the Master Portfolio's contracts with its service providers contain general indemnification clauses. The Master Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Master Portfolio cannot be determined, and the Master Portfolio has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Master Portfolio. The Master Portfolio's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Master Portfolio. The investment management fee is an annual fee that is equal to a percentage of the Master Portfolio's average daily net assets that declines from 0.85% to 0.66% as the Master Portfolio's net assets increase. The effective investment management fee rate for the year ended February 28, 2013 was 0.81% of the Master Portfolio's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Brandes Investment Partners, L.P. (Brandes), the subadviser of the Master Portfolio. The Investment

Annual Report 2013

Columbia International Value Master Portfolio

Notes to Financial Statements (continued)

February 28, 2013

Manager compensates Brandes to manage the investment of the Master Portfolio's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Master Portfolio Administrator. The Master Portfolio pays the Master Portfolio Administrator an annual fee for administration and accounting services equal to 0.05% of the Master Portfolio's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Master Portfolio or the Board, including: Master Portfolio boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Master Portfolio and Board expenses is facilitated by a company providing limited administrative services to the Master Portfolio and the Board. For the year ended February 28, 2013, other expenses paid to this company were $1,339.

Compensation of Board Members

Board members are compensated for their services to the Master Portfolio as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Master Portfolio, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Master Portfolio's liability for these amounts is adjusted for market value changes and remains in the Master Portfolio until distributed in accordance with the Plan.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affilates have voluntarily agreed to waive fees and/or reimburse certain expenses (excluding certain fees and expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Master Portfolio's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Master Portfolio's custodian, do not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. This arrangement may be modified or terminated by the Investment Manager at any time.

Note 4. Federal Tax Information

At February 28, 2013, the cost of investments for federal income tax purposes was $799,072,706 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$65,403,541
Unrealized depreciation	(155,768,867)
Net unrealized depreciation	$(90,365,326)

Management of the Master Portfolio has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $135,695,191 and $652,291,744, respectively, for the year ended February 28, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Master Portfolio no longer participates in securities lending activity. Prior to that date, the Master Portfolio participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Master Portfolio. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Master Portfolio into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Master Portfolio received income for lending its securities either in the form of fees or

Annual Report 2013

Columbia International Value Master Portfolio

Notes to Financial Statements (continued)

February 28, 2013

by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Master Portfolio continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Master Portfolio may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Master Portfolio and other affiliated funds. The income earned by the Master Portfolio from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Master Portfolio indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Master Portfolio has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Master Portfolio may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Master Portfolio and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Master Portfolio also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended February 28, 2013, the average daily loan balance outstanding on days when borrowing existed was $10,265,714 at a weighted average interest rate of 1.21%.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective on or about June 1, 2013, the Investment Manager will assume day-to-day management responsibilities for the Master Portfolio from Brandes. Prior to the Effective Date, Brandes will continue to serve as subadviser of the Master Portfolio.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with

Annual Report 2013

Columbia International Value Master Portfolio

Notes to Financial Statements (continued)

February 28, 2013

the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia International Value Master Portfolio

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting a series of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the "Master Portfolio") at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2013

Annual Report 2013

Columbia International Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010.	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013

Columbia International Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013

Columbia International Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013

Columbia International Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013

Columbia International Value Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013

Columbia International Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia International Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN170_02_C01_(04/13)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$31,000	$37,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$400	$6,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2012 also includes Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended February 28, 2013 and February 29, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$5,400	$5,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended February 28, 2013 and February 29, 2012, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$115,000	$395,800

In both fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$120,800	$407,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Master Investment Trust, LLC

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 22, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	April 22, 2013